--------------------------------------------------------------------------------
                         BLACKROCK MUNICIPAL INCOME TRUST
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2001
Dear Shareholder:

     Economic  activity  slowed  significantly  during the annual  period  ended
October 31, 2001, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline. Inflation adjusted Gross Domestic Product (GDP) fell at a 0.4% annual rate during the third quarter, reaffirming that the economy is officially headed towards recession, which is defined as two consecutive quarters of negative growth as measured by GDP. In response to the dramatic slowdown in the U.S. economy, The Federal Reserve Board aggressively lowered interest rates over the period. In stark contrast to its three interest rate increases in February, March, and May of 2000, the Federal Open Market Committee (FOMC) has cut interest rates ten times in 2001. Year-to-date, the FOMC has reduced interest rates by 4.50%, bringing the current Federal Funds rate to 2.00%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the fixed income market, with the exception of high yield, posted double-digit returns over the annual period ended October 31, 2001. As short-term interest rates declined faster than long-term interest rates over the period, the yield curve reached historically steep levels, making it a very attractive time for leveraged bond funds. Because these funds borrow at short-term rates and invest in long-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, inflation is anticipated to decline to multi-decade lows, which should support high-quality fixed income securities, especially those with longer maturities.

     The rallies in the fixed income markets have barely offset the adverse impact of the deteriorating equity market. For the year ending October 31, 2001, the S&P 500 and Nasdaq fell 25.49% and 49.39%, respectively, and, while we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we expect growth to remain below potential for a more prolonged period. Consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year. In this environment, we expect a period of prolonged lower interest rates. Although somewhat discouraging for the American consumer, this low inflation/low interest rate environment should continue to benefit fixed income securities. We expect spread products like high quality corporates and mortgages to perform well relative to U.S. Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a listing of the portfolio's holdings at October 31, 2001. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,



/s/ Laurence D. Fink                     /s/ Ralph L. Schlosstein

Laurence D. Fink                         Ralph L. Schlosstein
Chairman                                 President

                                                               November 30, 2001
Dear Shareholder:

     We are pleased to present the first audited annual report for the BlackRock Municipal Income Trust (the "Trust") for the period ended October 31, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BFK". The Trust's investment objective is to provide current income exempt from regular Federal income tax. The Trust seeks to achieve this objective by investing in tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality (rated "AAA" to "BBB" by a major rating agency or of equivalent quality). The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are non-investment grade quality (rated "BB" or "B" by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and net asset value since inception:

                                      ------------------------------------------
                                         10/31/01         HIGH           LOW
--------------------------------------------------------------------------------
  STOCK PRICE                             $14.75         $15.26        $14.26
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                   $14.30         $14.49        $14.09
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     Investors' hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down, 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board's consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001, Federal Open Market Committee meeting, "The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further damped. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate." During the fiscal year ended October 31, 2001, the Federal Reserve Board aggressively lowered the Federal Funds rate by a total of 4.00% to bring it to 2.50%. On November 6, 2001, the Federal Reserve Board announced another interest rate cut, bringing the current Federal Funds rate to 2.00%.

     Over the course of the year, the U.S. Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve fell sharply from a 5.91% yield on 2-year U.S. Treasuries as of October 31, 2000, to a 2.42% yield on October 31, 2001, in reaction to the Federal Reserve Board cutting short-term rates by 4%. During the period, the yield on the 10-year U.S. Treasury fell from 5.75% on October 31, 2000, to 4.23% on October 31, 2001. U.S. Treasury yields continue to fall due to further Federal Reserve easing and an anticipation of increased supply in order to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government "does not need the 30-year bond to meet [its] current financing needs." On the news that the U.S. Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points. As a result, the on-the-run curve, which measures yields on newly issued U.S. Treasuries, flattened 32 basis points.

     For the annual period ended October 31, 2001, municipal bonds outperformed the taxable domestic bond market on a tax-adjusted basis, returning 17.12% (as measured by the LEHMAN MUNICIPAL INDEX at a tax bracket of 38.6%) versus the LEHMAN

AGGREGATE INDEX'S 14.56%. Cash inflows over the period increased significantly from the previous year due to turmoil in the equity markets and diversification into fixed income securities. While municipals performed in line with spread products (i.e. corporates, mortgages, etc.) and Treasuries throughout the first half of the period, the municipal yield curve steepened over the latter half of the year, and showed significant outperformance versus Treasuries. Refinancing opportunities, which are expected to reach historic levels due to falling interest rates, continue to drive the pace of new issues in the municipal market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred shares to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay monthly income. At the period ended October 31, 2001, the Trust's leverage amount was approximately 36% of total assets.

     Municipals outperformed most spread products on a tax-adjusted basis during the period, except on the short-end of the yield curve. The curve steepened over most of the period and the 5 to 15 year part of the curve remains very steep on a historical basis. We remain overweight in premium coupon securities in an effort to avoid potential market discount problems. Premium coupon securities offer better price performance during periods of falling interest rates, and similar performance to discounts when interest rates rise. Retail demand has been robust throughout the period, with record inflows into municipal bond funds of $2.92 billion during the month of August 2001, the largest monthly increase since 1994. Year-to-date, net inflows into municipal bond funds is $7.98 billion.

     The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                                        OCTOBER 31, 2001
--------------------------------------------------------------------------------
  Hospital                                            23%
--------------------------------------------------------------------------------
  Transportation                                      18%
--------------------------------------------------------------------------------
  School                                              13%
--------------------------------------------------------------------------------
  Water & Sewer                                       10%
--------------------------------------------------------------------------------
  Industrial & Pollution Control                      10%
--------------------------------------------------------------------------------
  Other                                                9%
--------------------------------------------------------------------------------
  City, County & State                                 7%
--------------------------------------------------------------------------------
  Tobacco                                              7%
--------------------------------------------------------------------------------
  Housing                                              2%
--------------------------------------------------------------------------------
  Power                                                1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  CREDIT RATING*                                OCTOBER 31, 2001
--------------------------------------------------------------------------------
  AAA/Aaa                                             30%
--------------------------------------------------------------------------------
  AA/Aa                                               26%
--------------------------------------------------------------------------------
  A/A                                                 31%
--------------------------------------------------------------------------------
  BBB/Baa                                              8%
--------------------------------------------------------------------------------
  BB/Ba                                                3%
--------------------------------------------------------------------------------
  Not Rated                                            2%
--------------------------------------------------------------------------------

----------
*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in the BlackRock Municipal Income Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.


Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
                        BLACKROCK MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                  BFK
--------------------------------------------------------------------------------
  Initial Offering Date:                                         July 27, 2001
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/01:                              $14.75
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/01:                                  $14.30
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/01 ($14.75)(1):           6.25%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                        $0.076875
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                     $0.9225
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  The distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION CALL
  RATING*   AMOUNT                                                                                     PROVISIONS+       VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                         (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--158.6%
                     ALABAMA--0.8%
    AAA  $ 4,960     Jefferson Cnty. Swr. Rev., Cap. Impvt. Wts., Ser. A, 5.00%, 2/01/41, FGIC ....     2/11 @ 101    $  4,853,162
                                                                                                                      ------------
                     ALASKA--2.8%
                     No. Tobacco Securitization Corp., Tobacco Settlement Rev.,
    Aa3   10,500       5.50%, 6/01/29 .............................................................     6/11 @ 100      10,376,100
    Aa3    6,500       6.50%, 6/01/31 .............................................................     6/10 @ 100       7,000,110
                                                                                                                      ------------
                                                                                                                        17,376,210
                                                                                                                      ------------
                    ARIZONA--1.1%
    A3     7,000    Scottsdale Ind. Devel. Auth. Hosp. Rev., Scottsdale Hlth. Care,
                       5.80%, 12/01/31, (WI) ......................................................    12/11 @ 101       6,999,160
                                                                                                                      ------------
                    CALIFORNIA--6.0%
     A    25,500    California Infrastructure & Econ. Dev., J David Gladstone Inst.
                       Proj., 5.25%, 10/01/34 .....................................................    10/11 @ 101      25,269,225
                     Foothill / Eastn. Transp. Corridor Agcy. Toll Road Rev.,
    BBB-  20,535       Zero Coupon, 1/15/34 .......................................................   1/10 @ 24.228      3,016,797
    BBB-  75,000       Zero Coupon, 1/15/38 .......................................................   1/10 @ 19.014      8,611,500
                                                                                                                      ------------
                                                                                                                        36,897,522
                                                                                                                      ------------
                     COLORADO--2.4%
    BBB+   3,500     Denver Hlth.& Hosp. Auth. Hlth. Care Rev., Ser. A, 6.00%, 12/01/31 ...........     12/11@100        3,559,955
    AAA   11,235     Northwest Pkwy. Pub. Hwy. Auth. Rev., Ser. A, 5.25%, 6/15/41, FSA ............     6/11 @ 102      11,366,562
                                                                                                                      ------------
                                                                                                                        14,926,517
                                                                                                                      ------------
                    CONNECTICUT--5.9%
    BBB   17,840    Connecticut St. Dev. Auth. P.C.R., Connecticut Lt. & Pwr.,
                       Ser. A, 5.85%, 9/01/28 .....................................................    10/08 @ 102      18,227,842
    BBB-  18,215     Mohegan Tribe Indians, Pub. Impvt. Priority Distr., 6.25%, 1/01/31 ...........     1/11 @ 101      18,250,519
                                                                                                                      ------------
                                                                                                                        36,478,361
                                                                                                                      ------------
                     DISTRICT OF COLUMBIA--1.9%
                     Dist. of Columbia Rev., Georgetown Univ., Ser. A, MBIA,
    AAA   15,600       Zero Coupon, 4/01/36 .......................................................   4/11 @ 22.875      2,034,552
    AAA   51,185       Zero Coupon, 4/01/37 .......................................................   4/11 @ 21.546      6,262,997
     A1    3,305     Dist. of Columbia Tobacco Settlement Fin., 6.50%, 5/15/33 ....................   No. Opt. Call      3,701,600
                                                                                                                      ------------
                                                                                                                        11,999,149
                                                                                                                      ------------
                     FLORIDA--16.6%
     A-    8,500     Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, 6.00%, 11/15/31  11/11 @ 101       8,720,745
                     Jacksonville Econ. Dev. Comm. Hlth. Facs. Rev., Mayo Clinic,
     AA   15,000       Ser. B, 5.50%, 11/15/36 ....................................................    11/11 @ 101      15,235,500
     AA   20,000       Ser. C, 5.50%, 11/15/36 ....................................................    11/11 @ 101      20,314,000
    Aa3   50,410     Jacksonville Elec. Auth. Wtr. & Swr. Sys. Rev., Ser. C, 5.25%, 10/01/37 ......    10/06 @ 100      50,452,344
    BBB-   8,000     Martin Cnty. Indl. Dev. Auth., Indiantown Cogeneration Proj.,
                       Ser. A, 7.875%, 12/15/25 ...................................................    12/04 @ 102       8,361,680
                                                                                                                      ------------
                                                                                                                       103,084,269
                                                                                                                      ------------
                     IDAHO--2.8%
    AAA   16,970     Univ. Idaho. Rev., Student Fee Hsg. Impvt. Projs., 5.40%, 4/01/41, FGIC ......     4/11 @ 100      17,516,604
                                                                                                                      ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION CALL
  RATING*   AMOUNT                                                                                     PROVISIONS+       VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                         (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     ILLINOIS--26.8%
    AAA  $40,000     Chicago, Neighborhoods Alive 21, G.O., Ser. A, 5.00%, 1/01/41, FGIC ..........     1/11 @ 100    $ 38,875,600
    AAA   23,000     Chicago O' Hare Intl. Arpt. Rev., Passenger Fac., Ser. C, 5.25%,
                       1/01/32, AMBAC .............................................................     1/11 @ 101      22,831,640
    A-     7,095     Illinois Dev. Fin. Auth. Hosp. Rev., Adventist Hlth. Sys. Sunbelt
                       Obl., 5.65%, 11/15/24 ......................................................    11/09 @ 101       7,013,975
                     Illinois Edl. Facs. Auth. Rev., Univ. of Chicago, Ser. A,
    Aa1   32,240       5.125%, 7/01/38 ............................................................     7/08 @ 101      31,647,751
    Aa1   53,000       5.25%, 7/01/41 .............................................................     7/11 @ 101      52,754,080
    AAA   20,000     Illinois Sports Facs. Auth. St. Tax Supported, Zero Coupon, 6/15/30 ..........     6/15 @ 101      12,653,400
                                                                                                                      ------------
                                                                                                                       165,776,446
                                                                                                                      ------------
                     INDIANA--6.8%
                     Indiana Hlth. Fac. Hosp. Rev., Methodist Hosp. Inc.,
     A+    6,500       5.375%, 9/15/22 ............................................................     9/11 @ 100       6,471,140
     A+    9,000       5.50%, 9/15/31 .............................................................     9/11 @ 100       9,109,530
                     Petersburg P.C.R., Indiana Pwr. & Lt. Conv.,
     A3   10,000       5.90%, 12/01/24 ............................................................    No Opt. Call     10,169,200
     A3   16,000       5.95%, 12/01/29 ............................................................     8/11 @ 102      16,324,800
                                                                                                                      ------------
                                                                                                                        42,074,670
                                                                                                                      ------------
                     IOWA--7.1%
     A1   45,000     Iowa Tobacco Settlement Auth. Rev., Ser. B, 5.60%, 6/01/35 ...................     6/11 @ 101      43,747,200
                                                                                                                      ------------
                     KENTUCKY--1.5%
    AAA    9,090     Kentucky Hsg. Corp. Hsg. Rev., Ser. F, 5.45%, 1/01/32, FNMA ..................     7/11 @ 100       9,191,354
                                                                                                                      ------------
                     LOUISIANA--3.9%
     A    21,425     Louisiana Local Gov't. Environ. Facs. & Cmnty. Dev. Auth. Rev.,
                       Cap. Projs. & Equip. Acquisition, 6.55%, 9/01/25, ACA ......................    No Opt. Call     24,025,138
                                                                                                                      ------------
                     MARYLAND--1.4%
     NR    8,000++   MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/09 .....................    No Opt. Call      8,383,760
                                                                                                                      ------------
                     MASSACHUSETTS--7.4%
    AAA   20,500     Massachusetts St. Port Auth. Spec. Facs. Rev., Delta Air Lines
                       Inc. Proj., Ser. A, 5.00%, 1/01/27, AMBAC ..................................     1/11 @ 101      19,957,365
                     Massachusetts St. Tpke. Auth. Met. Hwy. Sys. Rev., Ser. A,
    AAA   13,000       5.00%, 1/01/37, MBIA .......................................................     1/07 @ 102      12,750,530
    AAA   13,685       5.00%, 1/01/39, AMBAC ......................................................     1/09 @ 101      13,417,595
                                                                                                                      ------------
                                                                                                                        46,125,490
                                                                                                                      ------------
                     MICHIGAN--6.5%
     AA   17,210     Kent Hosp. Fin. Auth. Rev., Spectrum Hlth., Ser. A, 5.50%, 1/15/31 ...........     7/11 @ 101      17,387,607
     A-   22,500     Michigan St. Strategic Fund Ltd. Oblig. Rev., Detroit Edison
                       Poll. Ctrl., Ser. C, 5.45%, 9/01/29 ........................................     9/11 @ 100      22,766,625
                                                                                                                      ------------
                                                                                                                        40,154,232
                                                                                                                      ------------
                     MISSISSIPPI--3.0%
     A2   18,680     Gulfport Hosp. Fac. Rev., Mem. Hosp. Gulfport Proj., Ser. A, 5.75%, 7/01/31 ..     7/11 @ 100      18,727,821
                                                                                                                      ------------
                     NEVADA--12.5%
    AAA   32,420     Clark Cnty. Arpt. Rev., Ser. B, 5.25%, 7/01/34, FGIC .........................     7/11 @ 100      32,769,163
    AAA   22,025     Director St. Dept. Business & Ind. Rev., Las Vegas Monorail Proj.,
                       5.375%, 1/01/40, AMBAC .....................................................     1/10 @ 100      22,220,142
    AAA   22,000     Truckee Meadows Wtr. Auth. Rev., Ser. A, 5.25%, 7/01/34, FSA .................     7/11 @ 100      22,203,280
                                                                                                                      ------------
                                                                                                                        77,192,585
                                                                                                                      ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION CALL
  RATING*   AMOUNT                                                                                     PROVISIONS+       VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                         (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     NEW JERSEY--1.4%
    BB-  $10,585     New Jersey Econ. Dev. Auth. Rev., Continental Airlines Inc. Proj.,
                       Ser. B, 7.00%, 11/15/30 ....................................................    11/10 @ 101    $  8,955,863
                                                                                                                      ------------
                     NEW YORK--5.5%
                     Charter Mac Equity Issuer Trust,
     NR   11,000++     Ser. A, 6.30%, 6/30/49 .....................................................    No Opt. Call     11,000,000
     NR    1,000++     Ser. A, 6.625%, 6/30/09 ....................................................    No. Opt Call      1,037,550
     NR    6,500++     Ser. B, 6.80%, 11/30/50 ....................................................    No Opt. Call      6,500,000
     AA   15,670     New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. C,
                       5.125%, 6/15/33 ............................................................     6/11 @ 101      15,637,406
                                                                                                                      ------------
                                                                                                                        34,174,956
                                                                                                                      ------------
                     OHIO--6.2%
    AA-   24,150     Lorain Cnty. Hosp. Rev., Impvt. Catholic Hlth. Care, Ser. A, 5.25%, 10/01/33 .    10/11 @ 101      23,830,012
    BBB   14,500     Ohio St. Air Quality Dev. Auth., P.C.R., Cleveland Elec.
                       Illuminating Co. Proj., Ser. B, 6.00%, 8/01/20 .............................     8/07 @ 102      14,767,815
                                                                                                                      ------------
                                                                                                                        38,597,827
                                                                                                                      ------------
                     PENNSYLVANIA--3.7%
    A3     5,000     Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Amtrak Proj.,
                       6.375%, 11/01/41 ...........................................................     5/11 @ 101       5,185,700
     A    17,250     Pennsylvania St. Higher Edl. Facs. Auth. Rev., Univ.
                       Pennsylvania Hlth. Svcs., Ser. A, 5.75%, 1/01/22 ...........................     1/06 @ 101      17,473,042
                                                                                                                      ------------
                                                                                                                        22,658,742
                                                                                                                      ------------
                     SOUTH CAROLINA--3.1%
                     Greenwood Cnty. Hosp. Rev., Self Mem. Hosp. Facs.,
     A+    3,280       5.50%, 10/01/26 ............................................................    10/11 @ 100       3,281,542
     A+    3,250       5.50%, 10/01/31 ............................................................    10/11 @ 100       3,244,150
     AA    5,265     So. Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Georgetown
                       Mem. Hosp., 5.375%, 2/01/30, GNMA ..........................................     8/11 @ 100       5,271,792
     A1    6,750     So. Carolina Tobacco Settlement Auth. Rev., Ser. B, 6.375%, 5/15/30 ..........    No Opt. Call      7,461,652
                                                                                                                      ------------
                                                                                                                        19,259,136
                                                                                                                      ------------
                     TEXAS--6.8%
    BB    26,310     Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev.,
                       Amer. Airlines Inc., 6.375%, 5/01/35 .......................................    11/09 @ 101      21,675,493
    AAA   12,580     Harris Cnty. Houston Sports Auth. Spl. Rev., Ser. A,
                       Zero Coupon, 11/15/38, MBIA ................................................   11/30 @ 61.17      1,504,191
    AAA   13,410     Texas St. Dept. Hsg. & Cmnty. Affairs, Ser. A, 5.35%, 7/01/33 ................     7/11 @ 100      13,449,157
   Baa1    5,500     Tyler Hlth. Facs. Dev. Corp., Mother Frances Hosp. Regl. Hlth.,
                       6.00%, 7/01/31 .............................................................     7/12 @ 100       5,455,560
                                                                                                                      ------------
                                                                                                                        42,084,401
                                                                                                                      ------------
                     VIRGINIA--7.8%
                     Arlington Cnty. Ind. Dev. Auth., Virginia Hosp. Ctr. Arlington Hlth. Sys.,
     A2   15,000       5.25%, 7/01/25 .............................................................     7/11 @ 101      14,761,350
     A2   34,000       5.25%, 7/01/31 .............................................................     7/11 @ 101      33,261,180
                                                                                                                      ------------
                                                                                                                        48,022,530
                                                                                                                      ------------
                     WASHINGTON--4.7%
    AAA   30,000     Port Seattle Rev., Ser. B, 5.10%, 4/01/24, FGIC ..............................    10/08 @ 100      29,179,500
                                                                                                                      ------------
                     WISCONSIN--2.2%
     A+   13,750     Wisconsin St. Hlth.& Edl. Facs. Auth. Rev., Froedert & Cmnty. Hlth. Obl.,
                       5.375%, 10/01/30 ...........................................................    10/11 @ 101      13,447,912
                                                                                                                      ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $976,679,248)...............................                    981,910,517
                                                                                                                      ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
          PRINCIPAL                                                                                    OPTION CALL
  RATING*  AMOUNT                                                                                       PROVISIONS+       VALUE
(UNAUDITED) (000)                                  DESCRIPTION                                          (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS**FRDD--1.6%
                     CALIFORNIA--0.4%
    A1+  $ 2,300     Irvine Ranch Wtr. Dist., Ser. A, 1.65%, 11/01/01 .............................        N/A        $  2,300,000
                                                                                                                      ------------
                     GEORGIA--0.1%
     A2      900     Monroe Cnty. Dev. Auth., P.C.R., Georgia Pwr. Co. Scherer, 2.15%, 11/01/01 ...        N/A             900,000
                                                                                                                      ------------
                     INDIANA--1.0%
    A1+    6,000     Indiana St. Dev. Fin. Auth. Environ. Rev., PSI Energy Inc. Proj.,
                       2.15%, 11/01/01 ............................................................        N/A           6,000,000
                                                                                                                      ------------
                     MICHIGAN--0.1%
     P1      700     Midland Cnty. Econ. Dev. Corp., Econ. Dev. Ltd. Oblig. Rev., Ser. B, 2.05%,
                       11/01/01 ...................................................................        N/A             700,000
                                                                                                                      ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $9,900,000) ..............................                       9,900,000
                                                                                                                      ------------
                     TOTAL INVESTMENTS--160.2% (COST $986,579,248) ...............................                     991,810,517
                     Other assets in excess of liabilities--0.4% .................................                       2,563,100
                     Liquidation value of preferred stock--(60.6%) ................................                   (375,125,000)
                                                                                                                      ------------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                    $619,248,617
                                                                                                                      ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity dates of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

+ Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS:

            ACA   -- American Capital Access
            AMBAC -- American Municipal Bond Assurance Corporation
            FGIC  -- Financial Guaranty Insurance Company
            FNMA  -- Federal National Mortgage Association
            FRDD  -- Floating Rate Daily Demand
            FSA   -- Financial Security Assurance
            GNMA  -- Government National Mortgage Association
            G.O.  -- General Obligation
            MBIA  -- Municipal Bond Insurance Association
            WI    -- When issued
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK
MUNICIPAL INCOME TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $986,579,248)
  (Note 1) ...................................................   $  991,810,517
Receivable for investments sold ..............................       38,540,815
Interest receivable ..........................................       10,450,040
Other ........................................................           46,505
                                                                 --------------
                                                                  1,040,847,877
                                                                 --------------
LIABILITIES
Payable for investments purchased ............................       41,905,782
Dividends payable--common stock ..............................        3,330,387
Dividends payable--preferred stock ...........................           66,592
Investment advisory fee payable (Note 2) .....................          276,699
Organization and offering costs payable ......................          458,295
Due to custodian .............................................          227,940
Other accrued expenses .......................................          208,565
                                                                 --------------
                                                                     46,474,260
                                                                 --------------
NET INVESTMENT ASSETS ........................................   $  994,373,617
                                                                 ==============
Net assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) .......................................   $       43,311
    Paid-in capital in excess of par .........................      614,735,998
  Preferred stock (Note 4) ...................................      375,125,000
                                                                 --------------
                                                                    989,904,309
  Distribtions in excess of net investment
    income (Note 1) ..........................................         (235,690)
  Accumulated net realized loss (Note 1) .....................         (526,271)
  Net unrealized appreciation (Note 1) .......................        5,231,269
                                                                 --------------
Net investment assets, October 31, 2001 ......................   $  994,373,617
                                                                 ==============
Net assets applicable to common shareholders .................   $  619,248,617
                                                                 ==============
Net asset value per common share of
  beneficial interest:
  ($619,248,617 / 43,310,774 common shares
  of beneficial interest issued and outstanding) .............   $        14.30
                                                                 ==============

--------------------------------------------------------------------------------
BLACKROCK
MUNICIPAL INCOME TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 27, 2001
(COMMENCEMENT OF INVESTMENT OPERATIONS)
TO OCTOBER 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) ..........................................   $    7,924,153
                                                                 --------------
Expenses
  Investment advisory ........................................        1,066,877
  Auction Agent ..............................................           71,777
  Independent accountants ....................................           56,500
  Reports to shareholders ....................................           50,000
  Custodian ..................................................           36,488
  Trustees ...................................................           22,053
  Transfer agent .............................................           17,125
  Organization expenses ......................................           15,000
  Legal ......................................................            3,058
  Miscellaneous ..............................................           45,355
                                                                 --------------
  Total expenses .............................................        1,384,233
  Less fees waived by advisor (Note 2) .......................         (444,532)
  Less fees paid indirectly (Note 2) .........................          (22,227)
                                                                 --------------
  Net expenses ...............................................          917,474
                                                                 --------------
Net investment income ........................................        7,006,679
                                                                 --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments .............................         (526,271)
Net change in unrealized appreciation
  on investments .............................................        5,231,269
                                                                 --------------
Net gain on investments ......................................        4,704,998
                                                                 --------------
NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS .............................   $   11,711,677
                                                                 ==============
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
BLACKROCK MUNICIPAL INCOME TRUST
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS
-------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 JULY 27, 2001*
                                                                     THROUGH
                                                                OCTOBER 31, 2001
                                                                ----------------

INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ......................................   $    7,006,679
  Net realized loss on investments ...........................         (526,271)
  Net change in unrealized appreciation on investments .......        5,231,269
                                                                 --------------
    Net increase in net assets resulting from operations .....       11,711,677
                                                                 --------------
DIVIDENDS:
  To common shareholders from net investment income ..........       (6,444,012)
  To common shareholders in excess of net investment income ..         (216,763)
  To preferred shareholders from net investment income .......         (562,667)
  To preferred shareholders in excess of net
    investment income ........................................          (18,927)
                                                                 --------------
    Total dividends ..........................................       (7,242,369)
                                                                 --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares ............      535,236,781
  Common shares issued in connection with the reinvestment
    of common dividends ......................................           38,778
  Net proceeds from underwriter's over-allotment
    option exercised .........................................       79,503,750
  Gross proceeds from the issuance of preferred shares .......      375,125,000
                                                                 --------------
    Net proceeds from capital share transactions..............      989,904,309
                                                                 --------------
    Total increase ...........................................      994,373,617
                                                                 --------------
NET INVESTMENT ASSETS
Beginning of period ..........................................               --
                                                                 --------------
End of period (including distributions in excess
  of net investment income of $235,690) ......................   $  994,373,617
                                                                 ==============

----------
* Commencement of investment operations (Note 1)


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                                                JULY 27, 2001(1)
                                                                    THROUGH
                                                                OCTOBER 31, 2001
                                                                ----------------
PER COMMON SHARE OPERATING PERFORMANCE:(2)
Net asset value, beginning of period(3) ........................   $  14.33
                                                                   --------
  Net investment income ........................................       0.17
  Net realized and unrealized gain on investments ..............       0.12
                                                                   --------
Net increase from investment operations ........................       0.29
                                                                   --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ........................................      (0.16)
    Preferred shareholders .....................................      (0.01)
  Distributions in excess of net investment income to:
    Common shareholders ........................................      (0.01)
    Preferred shareholders .....................................      (0.00)(4)
                                                                   --------
Total dividends and distributions ..............................      (0.18)
                                                                   --------
Capital charges:
  Capital charge with respect to issuance
    of common shares ...........................................      (0.03)
  Capital charge with respect to issuance
    of preferred shares ........................................      (0.11)
                                                                   --------
Total capital charges ..........................................      (0.14)
                                                                   --------
Net asset value, end of period(3) ..............................   $  14.30
                                                                   ========
Market value, end of period(3) .................................   $  14.75
                                                                   ========
TOTAL INVESTMENT RETURN(5) .....................................      (1.13)%
                                                                   ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(6)
Expenses after fee waiver ......................................       0.61%(7)
Expenses before fee waiver .....................................       0.91%(7)
Net investment income after fee waiver
     and before preferred stock dividends ......................       4.59%(7)
Preferred stock dividends ......................................       0.38%(7)
Net investment income available to common shareholders .........       4.21%(7)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ................   $572,610
Portfolio turnover .............................................         27%
Net assets of common shareholders, end of period (000) .........   $619,249
Preferred stock outstanding (000) ..............................   $375,125
Asset coverage per preferred share, end of period ..............   $ 66,275

----------
(1) Commencement of investment operations. Net asset value immediately after the closing of the first public offering was $14.30. (Note 1)
(2)  Calculated using the average shares outstanding method.
(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(4)  Amount is less than $0.005 per share.
(5) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and Distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(6) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
(7)  Annualized.

The information above represents the audited operation performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK
MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Municipal Income Trust (the "Trust") was organized as a Delaware business trust on March 30, 2001 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until July 16, 2001 when it sold 8,028 Common Shares for $115,001 to BlackRock Advisors, Inc. Investment operations commenced on July 27, 2001. The Trust's investment objectives are to provide current income exempt from regular Federal income taxes and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in certain states, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on May 24, 2001, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Fund has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial
Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly Managed Assets. The Advisor has voluntarily agreed to waive receipt of a portion of the investment management fee or other expenses of the Trust in the amount of 0.25% of average weekly Managed Assets for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7,

0.10% in year 8 and 0.05% in year 9. Pursuant to the agreement, the Advisor waived fees of $444,532 during the period ended October 31, 2001.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.

     Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended October 31, 2001 were approximately $22,227.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments,
for  the  period  ended   October  31,  2001   aggregated   $1,180,735,536   and
$203,694,656, respectively.

     The Federal income tax basis of the Trust's investments at October 31, 2001 was $986,578,062, and accordingly, net unrealized appreciation was $5,232,455 (gross unrealized appreciation--$10,336,777, gross unrealized depreciation -- $5,104,322).

     For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $526,271 which will expire in 2009. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. The Trust may classify or reclassify any unissed common shares of beneficial interest into one or more series of preferred shares. Of the 43,310,774 common shares of beneficial interest outstanding at October 31, 2001, the Advisor owned 8,116 shares.

     Transactions in common shares of beneficial interest for the period July 27, 2001 (commencement of investment operations) to October 31, 2001 were as follows:

   Shares Issued in connection with
     initial public offering                                       37,758,028
   Shares issued in connection with
     the exercise of the underwriters'
     over-allotment option                                          5,550,000
   Shares issued in connection with
     the reinvestment of common
     dividends                                                          2,746
                                                                   ----------
   Net increase in shares outstanding                              43,310,774
                                                                   ==========

     Offering costs of $1,284,241 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

     On October 5, 2001 the trust reclassified 15,005 common shares of beneficial interest and issued five series of Auction Market Preferred Shares ("preferred shares") Series M7--3,001, Series T7--3,001, Series W7--3,001, Series R7--3,001 and Series F7--3,001. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. Underwriting discounts of $3,751,250 and offering costs of $608,345 incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

     Dividends on Series M7, Series T7, Series W7, Series R7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 1.55% to 2.05% during the period ended October 31, 2001.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to October 31, 2001, the Board of Trustees of the Trust declared a dividend of $0.076875 per common share payable December 3, 2001, to shareholders of record on November 15, 2001.

     For the period November 1, 2001 through November 30, 2001, dividends declared on preferred stock totaled $559,324 in aggregate for the outstanding preferred shares.

--------------------------------------------------------------------------------
                        BLACKROCK MUNICIPAL INCOME TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of BlackRock Municipal Income Trust

     We have audited the accompanying statement of assets and liabilities of BlackRock Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net investment assets and financial highlights for the period from July 27, 2001 (commencement of investment operations) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Municipal Income Trust as of October 31, 2001, the results of its operations, changes in its net investment assets and financial highlights for the period from July 27, 2001 (commencement of investment operations) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
                        BLACKROCK MUNICIPAL INCOME TRUST
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.0769 to common shareholders and $34.32 to preferred shareholders.

     For purposes of preparing your annual Federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                        BLACKROCK MUNICIPAL INCOME TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Strategic Municipal Trust's investment objectives are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing substantially all of its assets in municipal bonds that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See "Leverage Considerations in the Trust".

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BFK) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                        BLACKROCK MUNICIPAL INCOME TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         stock price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                         STREET JOURNAL on Monday.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                 -----    -----
The BlackRock Income Trust Inc.                                   BKT       N/A
The BlackRock North American Government Income Trust Inc.         BNA       N/A
The BlackRock High Yield Trust                                    BHY       N/A
BlackRock Core Bond Trust                                         BHK       N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                           BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT      12/04
The BlackRock Advantage Term Trust Inc.                           BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT      12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                 -----    -----
The BlackRock Investment Quality Municipal Trust Inc.             BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY       N/A
The Blackrock Pennsylvania Strategic Municipal Trust              BPS       N/A
The Blackrock Strategic Municipal Trust                           BSD       N/A
BlackRock California Municipal Income Trust                       BFZ       N/A
BlackRock Municipal Income Trust                                  BFK       N/A
BlackRock New York Municipal Income Trust                         BNY       N/A
BlackRock New Jersey Municipal Income Trust                       BNJ       N/A
BlackRock Florida Municipal Income Trust                          BBF       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN      12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT      12/10
BlackRock California Municipal 2018 Term Trust                    BJZ      12/18
BlackRock New York Municipal 2018 Term Trust                      BLH      12/18
BlackRock Municipal 2018 Term Trust                               BPK      12/18


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry  Gabbay,  TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

SUB ADVISOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
Bank of New York
Five Penn Plaza, 13th Floor
New York, NY 10001

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

     Statements and other information contained in this report are as dated and are subject to change.

                                    BLACKROCK
                             MUNICIPAL INCOME TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM
                                   09248F-10-9

[RECYCLE LOGO] Printed on recycled paper                09248F-10-9
                                                        09248F-20-8
                                                        09248F-30-7
                                                        09248F-40-6
                                                        09248F-50-5
                                                        09248F-60-4

---------
BLACKROCK
---------
MUNICIPAL
INCOME TRUST
===================================
ANNUAL REPORT
OCTOBER 31, 2001


[BLACKROCK LOGO]